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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   December 1, 1997
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                           Commercial Bancshares, Inc.
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               (Exact Name of Registrant as Specified in Charter)

           Ohio                         0-27894                 34-1787239
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State or Other Jurisdiction     (Commission File Number)       IRS Employer
      Of Incorporation                                       Identification No.

118 South Sandusky Avenue, Upper Sandusky, Ohio                    43351
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   (Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code   (419) 294-5781
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5 - Other Events
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         Regulatory approval has been obtained by Liberty National Bank of Ada,
Ohio ("Liberty") from the Office of the Comptroller of the Currency on December 1, 1997, for the purchase of assets and assumption of deposit liabilities by Liberty from the Commercial Savings Bank ("Commercial"), a wholy owned subsidiary of Commercial Bancshares, Inc. (the "Registrant"). The transaction involves the sale of Commercial's physical branch located at 935 E. Columbus Street, Kenton, Ohio, and the assumption by Liberty of deposit liabilities located at the Kenton Branch. The consummation of the transaction is scheduled for December 26, 1997.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Commercial Bancshares, Inc.
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                                                       (Registrant)

Date   December 15, 1997
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                                                 James A. Deer, Secretary